                                                                    EXHIBIT 10.6


                         INTERNATIONAL WIRE GROUP, INC.
                             2004 STOCK OPTION PLAN

        1. Purpose. The International Wire Group, Inc. 2004 Stock Option Plan (the "Plan") is intended to provide incentives which will retain and motivate employees of International Wire Group, Inc. (the "Company") and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company ("Common Stock"). Furthermore, the Plan is intended to assist in aligning the interests of such employees to those of the Company's stockholders.

        2.      Administration.

        (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Whenever the Company shall have a class of equity securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall be comprised solely of not less than two members who shall be "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and "outside directors" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Stock Options (as defined below) granted hereunder as it deems necessary or advisable, including, but not limited to, accelerating vesting or exercisability of any Stock Options, extending the term or period of exercisability (but in no event beyond ten (10) years after the date it is granted) of any Stock Options, or, subject to the limitations set forth in Section 14 hereof, waiving any terms or conditions applicable to any Stock Options. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors of the Company, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith.

        (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

        3. Participants. Participants will consist of such employees of and other persons performing services for the Company and any subsidiary corporation of the Company as the Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Stock Options under the Plan. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Stock Options.

        4. Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be issued pursuant to Stock Options granted under this Plan shall be 1,111,111 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 6. Any shares of Common Stock that may be issued pursuant to a Stock Option which for any reason is cancelled or terminated without having been exercised shall again be available for issuance pursuant to Stock Options granted under the Plan. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Options that may be granted to any single participant within any calendar year during the term of the Plan (as set forth in Section 16) shall be [_____] shares, subject to the adjustments provided in Section 6. For purposes of the preceding sentence, such Stock Options that are cancelled or repriced shall continue to be counted during the calendar year such Stock Options were granted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single participant during the term of the Plan.

        5. Stock Options. "Stock Options" will consist of awards from the Company that will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be incentive stock options ("Incentive Stock Options"), within the meaning of section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Stock Options shall be evidenced by agreements in the form attached hereto as Exhibit A or in such other forms (which need not be identical) as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail. Each Stock Option shall be subject to terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

        (a) Exercise Price. Except in the case of Stock Options granted through assumption of, or in substitution for, outstanding stock options previously granted by an acquired company, and except as a result of an adjustment event referred to herein, each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant, subject to subsection (d) below.

        (b) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee determined at the date of grant, by the delivery of shares of Common Stock of the Company then owned by the participant, provided such shares have been held for at least six (6) months. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

        (c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

        (d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or subsidiary corporation of the Company at the date of grant and the per share exercise price may not be less than 100% of the Fair Market Value of the Common Stock at the date of grant. The aggregate market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000; provided that to the extent stock options issued as Incentive Stock Options first become exercisable during a calendar year in excess of such $100,000 limitation, such excess Stock Option shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of section 424(d) of the Code) more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any subsidiary corporation of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. Notwithstanding anything to the contrary contained herein, no Incentive Stock Option may be exercised later than ten years after the date it is granted.

        6.      Adjustment Provisions; Change in Control.

        (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reclassification, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Stock Options. Appropriate adjustments may also be made by the Committee in the terms of any Stock Options under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Stock Options on an equitable basis. In addition the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Stock Options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of section 422 of the Code.

        (b) In the event of a Change in Control (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Stock Options, including, without limitation, accelerating the exercisability or vesting of such Stock Options.

                The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the holder and, in the event any holder does not exercise such holder's Stock Options prior to such date of termination, such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option, such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

                A "Change in Control" of the Company shall be deemed to have occurred if, subsequent to the Effective Date of this Plan, (A) any person (as such term is used in section 13(d) of the Exchange Act) becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities,
(B) a majority of the Board of Directors shall consist of persons who are not Continuing Directors (as defined below), (C) the Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (D) the stockholders of the Company approve and effect a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                For purposes of this Agreement, a "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the Effective Date of this Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

        7. Transferability. Stock Options granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such Stock Option at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, a Stock Option (other than an Incentive Stock Option) may be transferred by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Stock Option.

        8. Other Provisions. The award of any Stock Option under the Plan may also be subject to such other provisions (whether or not applicable to the Stock Option awarded to any other participant) as the Committee determines, at the date of grant, appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of exercisability or vesting of Stock Options in the event of a Change in Control of the Company, for the payment of the value of Stock Options to participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to but not inconsistent with those specifically provided for under the Plan.

        9. Fair Market Value. For purposes of this Plan and any Stock Options awarded hereunder, Fair Market Value shall be the closing price of the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company's Common Stock is readily tradable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company; provided, however, in the event of a Change in Control, the Fair Market Value shall be based on the actual consideration paid for such Common Stock.

        10. Withholding. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Stock Options by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

        11. Tenure. A participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

        12. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        13. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Stock Option. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        14. Duration, Amendment and Termination. No Stock Options shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Stock Option granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 14 shall reduce the amount of any outstanding Stock Option or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares of Common Stock which may be issued under the Plan or the maximum number of shares of Common Stock that may be granted to any individual under the Plan or (ii) modify the requirements as to eligibility for Stock Options under the Plan; provided, however, that no amendment may be made without approval of the stockholders of the Company (i) if the amendment will disqualify any Incentive Stock Options granted hereunder, or (ii) whenever the Company shall have a class of equity securities registered pursuant to section 12 of the Exchange Act, where absent such approval, the amendment would violate any rules or regulations of the New York Stock Exchange, any other securities exchange, or the National Association of Securities Dealers, Inc. that are applicable to the Company.

        15. Governing Law. This Plan, Stock Options granted hereunder, and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        16.     Effective Date.

        (a) The Plan is adopted to give effect to the Company's plan of reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") pursuant the confirmation order dated August 25, 2004, of the United States Bankruptcy Court for the Southern District of New York. The Plan shall be effective as of October 20, 2004 (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company within 12 months of the Effective Date. Such approval of stockholders shall be a condition to the right of each participant to receive any Stock Options hereunder. Any Stock Options granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Stock Option, the Committee specifies otherwise at the time of grant), but no such Stock Option may be exercised or settled and no restrictions relating to any Stock Option may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Stock Options shall be cancelled.

        (b) This Plan shall terminate on October 20, 2014 (unless sooner terminated by the Committee).

                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this 2004 Stock Option Plan to be signed by the undersigned duly authorized officer of the Corporation as of October 20, 2004.


                                             /s/ JOSEPH M. FIAMINGO
                                             -----------------------------------
                                             Name:  Joseph M. Fiamingo
                                             Title: Chief Executive Officer

                                    EXHIBIT A

                        [FORM OF STOCK OPTION AGREEMENT]


                         INTERNATIONAL WIRE GROUP, INC.
                       NONQUALFIED STOCK OPTION AGREEMENT

        THIS AGREEMENT (this "Agreement") is made and entered into between International Wire Group, Inc., a Delaware corporation ("Group"), and the undersigned (the "Holder") in connection with the grant of an Option (hereinafter defined) under the International Wire Group, Inc. 2004 Stock Option Plan (the "Plan").


                                   WITNESSETH:

        WHEREAS, the Holder is an employee of Group or a subsidiary corporation thereof (such subsidiary corporation sometimes referred to herein as "Related Entities"; Group and the Related Entities are collectively referred to herein as the "Corporation") in a key position or is an officer and/or director of the Corporation, and Group desires to grant the Holder an Option through the Plan to purchase shares of Stock (hereafter defined) of Group, and Holder desires to accept the Option upon the terms, conditions and covenants set forth herein and in the Plan.

        NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the agreement between the Corporation and the Holder:

        1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified below:

        1.1     "Board of Directors" shall mean the board of directors of Group.

        1.2 "Cause" shall be as defined by any employment agreement applicable to Holder or, if none, shall mean termination of employment of Holder because of (i) Holder's conviction of, or plea of nolo contendere (or other similar plea) to, a felony or a crime involving moral turpitude; (ii) Holder's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) Holder's commission of material mismanagement in the conduct of Holder's duties as assigned to him; (iv) Holder's willful failure to execute or comply with the policies of the Corporation; (v) Holder's failure to properly perform Holder's stated established duties, or intentional failure to perform Holder's stated duties; or (vi) the illegal use of drugs on the part of Holder.

        1.3     "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.4 "Committee" shall have the meaning ascribed to such term under the Plan.

        1.5 "Confidential Information" shall mean information about the Corporation, including its respective businesses, products and practices, disclosed to or known by the Holder as a direct or indirect consequence of or through the employment by the Corporation. However,

Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) available to the public from a source other than Holder, (ii) released in writing by the Corporation to the public or (iii) the subject of a written waiver executed by the Corporation for the benefit of Holder.

        1.6 "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Corporation who are regularly employed on a salaried basis. The determination of a Holder's Disability, and the date of its commencement, shall be determined in good faith solely by the Committee.

        1.7 "Fair Market Value" shall mean the closing price of the Stock on the date of calculation (or on the last preceding trading date if the Stock was not traded on such date) if the Stock is readily tradable on a national securities exchange or other market system, and if the Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Stock.

        1.8 "Securities Act" shall mean the Securities Act of 1933, as amended.

        1.9 "Stock" shall mean Group's authorized par value $0.01 per share Common Stock together with any other securities with respect to which Options (hereinafter defined) or other rights granted hereunder may become exercisable.

        2. GRANT OF NONQUALIFIED OPTION. Subject to the terms and conditions set forth herein, Group grants to the Holder an Option (the "Option") to purchase from Group at a price per share (the "Exercise Price") the number of shares of Stock (the "Option Shares") as both are set out on the signature page hereof subject to adjustments as provided in Paragraph 9 hereof. The Option is not intended to be an incentive option within the meaning of Section 422(a) of the Code.

        3. NOTICE OF EXERCISE. This Option may be exercised, in accordance with Paragraph 8, to purchase all or a portion of the applicable number of Option Shares exercisable by written notice to Group as provided in Paragraph 12, which notice shall:

                (a) specify the number of shares of Stock to be purchased at the Exercise Price;

                (b) if the person exercising this Option is not the named Holder, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Option; and

                (c) be accompanied by (i) payment in full of the Exercise Price in the form of a certified or cashier's check payable to the order of Group, (ii) with the Committee's approval, payment in the form of shares of Stock owned by the Holder which are of at least equal value to the aggregate Exercise Price payable in connection with such exercise, provided, such shares have been held for at least six (6) months or (iii) with the Committee's approval, a combination of any of (i) - (ii). The Committee may grant or withhold its approval under any or all of the foregoing subsections (ii) or
(iii) in its sole and absolute discretion.

        4. INVESTMENT LETTER. Unless there is in effect a registration statement under the Securities Act with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), the Holder (or, in the event of his death, the person exercising the Option) shall, as an absolute condition to his right to exercise the Option, deliver to Group an agreement or certificate containing such representations, warranties, and covenants as Group may deem necessary or appropriate to ensure that the issuance of shares of Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law. It is understood and agreed that under no circumstance shall Group be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of the Option or to issue any Stock in violation of the Securities Act or any applicable state securities law.

        5. TRANSFER AND EXERCISE OF NONQUALIFIED OPTION. The Option is not transferable by the Holder otherwise than by operation of law or by will or the laws of descent and distribution, and is exercisable, during the Holder's lifetime, only by the Holder. The Option may not be assigned, transferred (except by operation of law or by will or the laws of descent and distribution), pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option or any rights hereunder or thereto contrary to the provisions hereof, and the levy of any attachment or similar proceeding upon the Option, shall be null and void and without effect. Notwithstanding the foregoing, the Option may be transferred by the Holder solely to the Holder's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons.

        6. STATUS OF HOLDER. The Holder shall not be deemed a stockholder of Group with respect to any of the shares of Stock subject to this Option, except to the extent that such shares shall have been purchased and issued. Group shall not be required to issue or transfer any certificates for shares of Stock purchased upon exercise of this Option until there is compliance with all applicable requirements of law and this Agreement. This Agreement is not a contract of employment and the terms of the Holder's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Corporation to continue the Holder's employment.

        7. NO EFFECT ON CAPITAL STRUCTURE. This Option shall not affect the right of Group to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize and, by acceptance of this Agreement, Holder agrees that Holder has no standing before any court to object to or contest any such action.

        8. CONDITIONS AND SCHEDULE FOR EXERCISE. Except as otherwise provided herein, all Options shall expire no later than ten (10) years from the date of this Agreement (the "Expiration Date"). Holder shall be entitled to exercise the Options granted herein in accordance with the vesting schedule set forth on the signature page hereof. Notwithstanding the provisions of the immediately preceding sentence, all Option Shares shall become exercisable immediately prior to a Change in Control (as defined in the Plan) subject, however, to the consummation of the Change in Control.

        All other provisions of this Agreement to the contrary notwithstanding, in the event of the termination of Holder's employment with the Corporation either due to Holder's voluntary resignation or the Corporation's termination of Holder for Cause, all rights under this Agreement and the Option shall terminate and shall thereupon be null and void effective upon such termination; provided, however, any shares of Stock obtained through exercise prior to such termination date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder.

        In the event of the termination of Holder's employment with the Corporation other than as a result of Holder's voluntary resignation or Holder's termination by the Corporation for Cause, all rights under this Agreement and the Option shall terminate and shall become null and void effective on the later of (i) the date upon which Holder is no longer entitled to receive any benefits from Group or any of its subsidiaries pursuant to any employment agreement applicable to Holder or, in the absence of any employment agreement applicable to Holder, (ii) thirty (30) days (or 180 days if because of death or Disability) after such termination (as applicable, the "Extended Exercisability Period"); provided, however, that in no event shall the Extended Exercisability Period extend beyond the Expiration Date; and provided, further, any shares of Stock obtained through exercise prior to such termination date in accordance with the terms of this Agreement shall remain the sole and absolute property of the Holder. During such Extended Exercisability Period, Holder (or Holder's legal representative in the event that Holder's employment with the Corporation is terminated because of death) shall have the right to exercise the Option with respect to all or any part of the shares of Stock which Holder was entitled to purchase immediately prior to the time of such termination.

        9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER, ETC. AND ACCELERATION OF EXERCISABILITY. In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of Group (each, a "Reorganization"), the Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Stock are changed into a greater or lesser number of shares of Stock, the number and/or kind of shares and/or interests subject to an Option and the Exercise Price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.

        All of the provisions of this paragraph to the contrary notwithstanding, Group shall have the right to grant stock appreciation right agreements to others and/or issue additional stock options, if such options are to others out of authorized but unissued shares, even though the result of such stock appreciation right agreements and/or stock options dilute either the percentage of ownership of the Holder or the value per share of any Stock or Option herein granted and, in any such event, Holder's rights hereunder shall not be increased in any way.

        10. COMMITTEE AUTHORITY. Any question concerning the interpretation of this Agreement, any adjustments required to be made under Paragraph 9 of this Agreement, and any controversy which may arise under this Agreement and/or any paragraph hereof shall be finally determined by the Committee in its sole and absolute discretion.

        11. PLAN CONTROLS. The terms of this Agreement are governed by the terms of the Plan, which is made a part hereof as if fully set forth herein, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

        12. NOTICE. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered, sent by mail or sent by overnight courier. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid or next business day after it is sent by overnight courier, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Group or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, Group and the Holder specify their respective addresses as set forth below on the signature lines on the last page hereof.

        13. AWARD INFORMATION CONFIDENTIAL. As partial consideration for the granting of this Option, the Holder agrees that Holder will keep confidential all information and knowledge that Holder has relating to the manner and amount of participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

        14. TAX WITHHOLDING. By acceptance hereof, Holder hereby (i) agrees to reimburse the Corporation by which Holder is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such Corporation in respect of Holder's exercise of all or a portion of the Option; (ii) authorizes the Corporation by which the Holder is employed to withhold from any cash compensation paid to the Holder or on the Holder's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Corporation by which the Holder is employed, in respect of the Holder's exercise of all or a portion of the Option; and (iii) agrees that Group may, in its discretion, hold the stock certificate to which Holder is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal (in the judgment of such Corporation) to the amount to be withheld.

        15. CONFIDENTIAL INFORMATION. As partial consideration of the granting of this Option, the Holder agrees that during Holder's employment with the Corporation or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Holder will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Corporation, in any manner whatsoever, any Confidential Information of the Corporation or any direct or indirect subsidiary of the Corporation without the prior written consent of the Chairman of the Board of Group. Given the nature of the Confidential Information, the Corporation may be irreparably damaged by any unauthorized disclosure of any Confidential Information. Without prejudice to the rights and remedies otherwise available to the Corporation, Holder agrees that the Corporation shall be entitled to seek equitable relief, including an injunction or specific performance, in the event of any breach of this Paragraph 15.

        16. SUCCESSORS. Except as otherwise provided herein, this Agreement is binding on and enforceable by the heirs, successors, and assigns of the parties.

        17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware, except to the extent that Delaware law is preempted by Federal law.

        18. RESTRICTION ON SHARES. Holder acknowledges and agrees that upon exercise of the Option, if required in the opinion of counsel to Group, the certificates for Common Stock, when issued, will have substantially the following legend:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

        19. ENFORCEABILITY; BINDING EFFECT. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such ruling shall not invalidate or render unenforceable the other provisions of this Agreement, unless the result of such invalidation or unenforceability shall be to deprive a party of the essential benefit of its bargain under this Agreement, in which event either adversely affected party may immediately terminate this Agreement. If any provision of this Agreement is found to be unenforceable, the unenforceable provision shall be deemed modified to the extent required to permit its enforcement in a manner most closely representing the intent of the parties as expressed herein and all other provisions shall be and remain in full force and effect. Subject to the prohibition on assignments, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their legal representatives, successors and assigns.


                                    * * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Group has caused this Nonqualified Stock Option Agreement to be executed and the Holder has hereunto set Holder's hand as of
_______________.


GROUP:                              INTERNATIONAL WIRE GROUP, INC.
                                    101 South Hanley
                                    St. Louis, Missouri 63105




                                    By:
                                       ----------------------------------------

                                    Name:
                                         --------------------------------------

                                    Title:
                                          -------------------------------------




HOLDER:
                                    --------------------------------------------

                                    Address:
                                            -----------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


OPTION TERMS:


Number of Option Shares:
                                    -------------------------------------------

Exercise Price:                     $_____ per share

Date of Grant:
                                    -------------------------------------------

Vesting Schedule:                   1/3 of the Option Shares shall be
                                    exercisable on or after the Date of Grant;
                                    an additional 1/3 of the Option Shares shall be exercisable on or after the second anniversary of the Effective Date (as defined in the Plan); and the remaining 1/3 of the Option Shares shall be exercisable on or after the third anniversary of the Effective Date.

Expiration Date:                    10 years from the Date of Grant